================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                             Reported) June 29, 2006


              CWHEQ Revolving Home Equity Loan Trust, Series 2006-E
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




          Delaware                   333-132375-04              87-0698310
----------------------------         -------------         -------------------
(State or Other Jurisdiction          (Commission            (I.R.S. Employer
      of Incorporation)               File Number)         Identification No.)

      4500 Park Granada
    Calabasas, California                                         91302
    ---------------------                                       ----------
    (Address of Principal                                       (Zip Code)
     Executive Offices)

Registrant's telephone number, including area code (818) 225-3237
================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.

Item 8.01. Other Events.

Description of the Mortgage Pool*


      CWHEQ, Inc. (the "Company") entered into a Sale and Servicing Agreement dated as of June 29, 2006 (the "Sale and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as sponsor and master servicer, and JPMorgan Chase Bank, N.A., as indenture trustee, providing for the issuance of the Company's Revolving Home Equity Loan Asset Backed Notes, Series 2006-E.






























----------------------------

* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated April 14, 2006, 2006 and the Prospectus Supplement dated June 27, 2006 of CWHEQ, Inc., relating to its Revolving Home Equity Loan Asset Backed Notes, Series 2006-E.

      The sum of the columns below may not equal the total indicated due to rounding. The following tables describe the cut-off mortgage loans and the related mortgage properties as of the close of business on the Cut-off Date.

                                                             Loan Group 1

                                           Principal Balances for the Group 1 Mortgage Loans

                                                                Percent                                                   Weighted
                                                                     of                Weighted    Weighted    Weighted    Average
                                     Aggregate                Aggregate      Average    Average     Average     Average   Combined
                                     Principal   Number of    Principal      Current      Gross   Remaining      Credit    Loan-to
                                       Balance    Mortgage      Balance    Principal   Mortgage        Term      Bureau      Value
Range of Principal Balances ($)    Outstanding       Loans  Outstanding      Balance       Rate    (months)  Risk Score      Ratio
------------------------------- --------------   ---------  -----------   ----------   --------   ---------  ----------   --------
0.01 - 10,000.00 .............. $    3,998,900         616         1.86%  $    6,492      7.371%     298.08         704       79.9%
10,000.01 - 20,000.00 .........     16,233,012       1,037         7.55       15,654      8.017      298.51         691       84.1
20,000.01 - 30,000.00 .........     31,232,936       1,219        14.53       25,622      8.794      298.38         689       87.5
30,000.01 - 40,000.00 .........     39,299,181       1,114        18.28       35,278      9.496      298.44         690       90.1
40,000.01 - 50,000.00 .........     29,907,742         666        13.91       44,907      9.298      298.42         695       90.1
50,000.01 - 60,000.00 .........     20,885,516         379         9.72       55,107      9.060      298.25         687       91.9
60,000.01 - 70,000.00 .........     21,190,179         326         9.86       65,001      9.619      298.79         695       93.1
70,000.01 - 80,000.00 .........     20,305,298         270         9.45       75,205      9.961      298.55         692       94.6
80,000.01 - 90,000.00 .........      9,564,879         113         4.45       84,645      8.789      298.43         686       89.0
90,000.01 - 100,000.00 ........      7,413,581          76         3.45       97,547      8.634      298.96         684       79.5
100,000.01 - 125,000.00 .......      6,274,030          56         2.92      112,036      9.402      299.03         697       85.8
125,000.01 - 150,000.00 .......      5,872,050          42         2.73      139,811      9.081      298.98         694       83.1
150,000.01 - 175,000.00 .......      1,624,748          10         0.76      162,475      9.032      287.26         717       86.2
175,000.01 - 200,000.00 .......      1,163,737           6         0.54      193,956      9.107      298.83         709       73.3
                                --------------  ----------  -----------
    Total.....................  $  214,965,789       5,930       100.00%
                                ==============  ==========  ===========

      As of the Cut-off Date, the average principal balance of the cut-off mortgage loans in loan group 1 was approximately $36,251.

                                             Loan Programs for the Group 1 Mortgage Loans

                                                                Percent                                                   Weighted
                                                                     of                Weighted    Weighted    Weighted    Average
                                     Aggregate                Aggregate      Average    Average     Average     Average   Combined
                                     Principal   Number of    Principal      Current      Gross   Remaining      Credit    Loan-to
                                       Balance    Mortgage      Balance    Principal   Mortgage        Term      Bureau      Value
Description of Loan Programs       Outstanding       Loans  Outstanding      Balance       Rate    (months)  Risk Score      Ratio
------------------------------- --------------   ---------  -----------   ----------   --------   ---------  ----------   --------

15 Year Draw, 15 Year Repay ... $      150,628           4         0.07%  $   37,657      9.325%     352.75         717       94.9%
5 Year Draw, 10 Year Repay ....        189,440           2         0.09       94,720      9.312      178.17         676       80.5
10 Year Draw, 10 Year Repay ...         61,110           2         0.03       30,555     11.137      230.95         699       98.5
10 Year Draw, 15 Year Repay(1)     214,564,611       5,922        99.81       36,232      9.147      298.51         691       89.1
                                --------------  ----------  -----------
    Total.....................  $  214,965,789       5,930       100.00%
                                ==============  ==========  ===========
--------------
(1)   Assumes that the draw period for the cut-off mortgage loans with ten year draw periods and fifteen year repayment periods will be extended for an additional five years.


                                       3

                                               Loan Rates for the Group 1 Mortgage Loans

                                                                Percent                                                   Weighted
                                                                     of                Weighted    Weighted    Weighted    Average
                                     Aggregate                Aggregate      Average    Average     Average     Average   Combined
                                     Principal   Number of    Principal      Current      Gross   Remaining      Credit    Loan-to
                                       Balance    Mortgage      Balance    Principal   Mortgage        Term      Bureau      Value
Range of Loan Rates(%)             Outstanding       Loans  Outstanding      Balance       Rate    (months)  Risk Score      Ratio
------------------------------- --------------   ---------  -----------   ----------   --------   ---------  ----------   --------

3.501 - 4.000 ................. $   31,433,736       1,131        14.62%  $   27,793      3.990%     299.21         691       80.7%
5.501 - 6.000 .................        166,714           4         0.08       41,678      6.000      299.57         667       95.2
6.001 - 6.500 .................      1,361,981          36         0.63       37,833      6.500      297.21         691       94.4
6.501 - 7.000 .................      2,469,392          48         1.15       51,446      6.815      298.59         700       83.5
7.001 - 7.500 .................        869,292          18         0.40       48,294      7.430      298.53         713       92.0
7.501 - 8.000 .................     33,449,154         996        15.56       33,583      7.902      298.99         709       90.1
8.001 - 8.500 .................      7,453,252         219         3.47       34,033      8.426      297.45         719       77.6
8.501 - 9.000 .................     14,223,305         331         6.62       42,971      8.908      298.68         699       85.6
9.001 - 9.500 .................     10,676,179         270         4.97       39,541      9.360      296.38         694       87.0
9.501 - 10.000 ................     19,959,399         504         9.28       39,602      9.815      298.37         671       84.3
10.001 - 10.500 ...............     23,190,685         609        10.79       38,080     10.370      298.19         698       94.0
10.501 - 11.000 ...............     17,730,359         510         8.25       34,765     10.846      298.41         686       91.1
11.001 - 11.500 ...............     23,641,182         579        11.00       40,831     11.450      298.15         692       95.6
11.501 - 12.000 ...............      9,742,443         255         4.53       38,206     11.785      298.16         670       93.0
12.001 - 12.500 ...............      7,834,615         171         3.64       45,816     12.434      298.18         682       97.5
12.501 - 13.000 ...............      5,439,611         125         2.53       43,517     12.793      298.41         670       97.8
Greater than 13.000 ...........      5,324,491         124         2.48       42,939     13.713      298.38         653       96.7
                                --------------  ----------  -----------
    Total.....................  $  214,965,789       5,930       100.00%
                                ==============  ==========  ===========

      As of the Cut-off Date, the weighted average loan rate of the cut-off mortgage loans in loan group 1 was approximately 9.148%.

                                 Months Remaining to Scheduled Maturity for the Group 1 Mortgage Loans

                                                                Percent                                                   Weighted
                                                                     of                Weighted    Weighted    Weighted    Average
                                     Aggregate                Aggregate      Average    Average     Average     Average   Combined
                                     Principal   Number of    Principal      Current      Gross   Remaining      Credit    Loan-to
Range of Months Remaining              Balance    Mortgage      Balance    Principal   Mortgage        Term      Bureau      Value
to Scheduled Maturity (mos)        Outstanding       Loans  Outstanding      Balance       Rate    (months)  Risk Score      Ratio
------------------------------- --------------   ---------  -----------   ----------   --------   ---------  ----------   --------

169 - 180 ..................... $      189,440           2         0.09%  $   94,720      9.312%     178.17         676       80.5%
205 - 216 .....................          8,875           1           (1)       8,875      9.000      213.00         665       89.5
229 - 240 .....................        352,453          14         0.16       25,175     10.415      234.56         673       84.7
253 - 264 .....................         53,167           2         0.02       26,584      8.375      258.66         749       90.4
265 - 276 .....................         88,125           4         0.04       22,031      9.452      272.99         666       81.6
277 - 288 .....................        689,629          15         0.32       45,975      9.381      284.30         709       83.9
289 - 300 .....................    213,433,472       5,888        99.29       36,249      9.145      298.66         691       89.2
349 - 360 .....................        150,628           4         0.07       37,657      9.325      352.75         717       94.9
                                --------------  ----------  -----------
    Total.....................  $  214,965,789       5,930       100.00%
                                ==============  ==========  ===========
--------------

(1)   Less than 0.01%

      As of the Cut-off Date, the weighted average remaining months to scheduled maturity of the cut-off mortgage loans in loan group 1 was approximately 298.

      The above table assumes that the draw period for the cut-off mortgage loans with ten year draw periods and fifteen year repayment periods will be extended for an additional five years.


                                       4

                                     Combined Loan-to-Value Ratios for the Group 1 Mortgage Loans

                                                                Percent                                                   Weighted
                                                                     of                Weighted    Weighted    Weighted    Average
                                     Aggregate                Aggregate      Average    Average     Average     Average   Combined
                                     Principal   Number of    Principal      Current      Gross   Remaining      Credit    Loan-to
Range of Combined Loan-to-             Balance    Mortgage      Balance    Principal   Mortgage        Term      Bureau      Value
Value Ration(%)                    Outstanding       Loans  Outstanding      Balance       Rate    (months)  Risk Score      Ratio
------------------------------- --------------   ---------  -----------   ----------   --------   ---------  ----------   --------

10.01 - 20.00 ................. $       86,921           3         0.04%  $   28,974      6.021%     299.00         786       17.8%
20.01 - 30.00 .................        303,988          13         0.14       23,384      5.980      293.08         718       26.0
30.01 - 40.00 .................        893,584          47         0.42       19,012      6.492      298.02         707       35.6
40.01 - 50.00 .................      2,238,933          76         1.04       29,460      7.049      298.50         692       45.9
50.01 - 60.00 .................      6,655,069         196         3.10       33,954      6.869      298.67         697       55.4
60.01 - 70.00 .................     12,198,432         379         5.67       32,186      7.175      298.57         695       66.8
70.01 - 80.00 .................     20,488,733         589         9.53       34,786      7.624      297.73         685       77.4
80.01 - 90.00 .................     72,740,679       2,341        33.84       31,072      9.344      298.57         684       88.8
90.01 - 100.00 ................     99,359,450       2,286        46.22       43,464      9.798      298.44         697       98.5
                                --------------  ----------  -----------
    Total.....................  $  214,965,789       5,930       100.00%
                                ==============  ==========  ===========

      As of the Cut-off Date, the weighted average combined loan-to-value ratio of the cut-off mortgage loans in loan group 1 was approximately 89.13%.


                                       5

      The geographic location used for the following table is determined by the address of the mortgaged property securing the related mortgage loan.

                                        Geographic Distribution for the Group 1 Mortgage Loans

                                                                Percent                                                   Weighted
                                                                     of                Weighted    Weighted    Weighted    Average
                                     Aggregate                Aggregate      Average    Average     Average     Average   Combined
                                     Principal   Number of    Principal      Current      Gross   Remaining      Credit    Loan-to
                                       Balance    Mortgage      Balance    Principal   Mortgage        Term      Bureau      Value
State                              Outstanding       Loans  Outstanding      Balance       Rate    (months)  Risk Score      Ratio
------------------------------- --------------   ---------  -----------   ----------   --------   ---------  ----------   --------

Alabama ....................... $    1,817,758          73         0.85%  $   24,901      7.552%     299.06         698       90.5%
Alaska ........................        684,921          14         0.32       48,923      7.591      298.81         680       88.3
Arizona .......................      8,493,501         219         3.95       38,783      8.912      298.52         695       86.5
California ....................     49,558,129       1,047        23.05       47,333      9.848      298.62         688       88.0
Colorado ......................      6,043,098         147         2.81       41,110      8.654      298.16         686       90.7
Connecticut ...................      1,619,071          43         0.75       37,653      9.745      298.69         689       90.1
Delaware ......................        576,945          16         0.27       36,059      7.128      299.32         667       86.4
District of Columbia ..........         76,753           3         0.04       25,584      9.524      298.93         679       76.0
Florida .......................     22,388,312         642        10.41       34,873      9.344      298.71         695       88.7
Georgia .......................      4,201,463         143         1.95       29,381      8.681      298.48         688       93.2
Hawaii ........................      2,887,243          48         1.34       60,151      9.628      298.42         710       86.6
Idaho .........................      2,207,705          76         1.03       29,049      8.132      298.73         692       86.4
Illinois ......................     12,555,327         365         5.84       34,398      9.561      298.48         687       92.4
Indiana .......................      1,716,018          72         0.80       23,834      8.100      297.86         690       92.0
Iowa ..........................        673,684          23         0.31       29,291      8.309      298.83         722       89.8
Kansas ........................        959,505          33         0.45       29,076      9.141      298.57         698       96.1
Kentucky ......................      1,152,172          40         0.54       28,804      7.718      298.94         688       91.9
Louisiana .....................        869,182          27         0.40       32,192      8.586      298.86         687       91.9
Maine .........................        440,243          23         0.20       19,141      7.463      298.46         689       85.7
Maryland ......................      4,686,320         130         2.18       36,049      8.377      298.45         685       86.4
Massachusetts .................      5,500,663         142         2.56       38,737      9.110      299.38         688       88.2
Michigan ......................      3,942,104         176         1.83       22,398      8.302      299.66         697       91.4
Minnesota .....................      3,449,575         117         1.60       29,484      8.843      298.62         706       90.4
Mississippi ...................        289,685          12         0.13       24,140      9.167      298.76         685       96.9
Missouri ......................      1,549,855          63         0.72       24,601      7.914      298.86         699       93.7
Montana .......................      1,238,187          41         0.58       30,200      8.046      297.99         707       82.8
Nebraska ......................        147,113           6         0.07       24,519      8.208      298.76         713       98.0
Nevada ........................     12,846,421         328         5.98       39,166      9.624      296.68         699       90.2
New Hampshire .................      1,539,451          38         0.72       40,512      7.357      299.04         707       85.4
New Jersey ....................      8,380,138         192         3.90       43,647      9.621      298.43         681       86.8
New Mexico ....................      1,076,950          42         0.50       25,642      7.938      298.18         685       85.6
New York ......................      5,038,634         136         2.34       37,049      9.006      298.45         683       83.9
North Carolina ................      3,689,712         130         1.72       28,382      8.826      298.46         697       91.6
North Dakota ..................        159,390           5         0.07       31,878      6.590      299.58         712       83.2
Ohio ..........................      2,867,433         112         1.33       25,602      8.760      298.55         698       93.5
Oklahoma ......................        542,090          29         0.25       18,693      8.350      293.01         703       90.0
Oregon ........................      2,872,392          74         1.34       38,816      8.055      298.14         689       85.9
Pennsylvania ..................      4,983,481         198         2.32       25,169      8.885      298.68         695       91.3
Rhode Island ..................        787,260          22         0.37       35,785      8.969      298.86         666       87.1
South Carolina ................      2,134,558          67         0.99       31,859      9.024      298.53         706       93.3
South Dakota ..................         30,000           2         0.01       15,000      3.990      299.00         627       86.6
Tennessee .....................      3,828,922         119         1.78       32,176      7.867      297.72         699       93.9
Texas .........................      2,651,033          97         1.23       27,330      8.287      298.51         677       87.1
Utah ..........................      2,792,805          83         1.30       33,648      8.712      297.66         690       89.4
Vermont .......................        226,081          12         0.11       18,840      8.676      298.71         706       91.7
Virginia ......................      5,509,347         130         2.56       42,380      8.352      298.22         689       87.6
Washington ....................     10,454,182         266         4.86       39,301      9.161      298.41         694       91.6
West Virginia .................        214,125           9         0.10       23,792      8.399      298.71         691       85.7
Wisconsin .....................      2,425,916          91         1.13       26,658      9.467      297.13         682       89.2
Wyoming .......................        190,935           7         0.09       27,276      6.878      298.81         698       92.0
                                --------------  ----------  -----------
    Total.....................  $  214,965,789       5,930       100.00%
                                ==============  ==========  ===========


                                       6

                                             Credit Scores for the Group 1 Mortgage Loans

                                                                Percent                                                   Weighted
                                                                     of                Weighted    Weighted    Weighted    Average
                                     Aggregate                Aggregate      Average    Average     Average     Average   Combined
                                     Principal   Number of    Principal      Current      Gross   Remaining      Credit    Loan-to
                                       Balance    Mortgage      Balance    Principal   Mortgage        Term      Bureau      Value
Range of Credit Scores             Outstanding       Loans  Outstanding      Balance       Rate    (months)  Risk Score      Ratio
------------------------------- --------------   ---------  -----------   ----------   --------   ---------  ----------   --------

821 - 840 ..................... $       62,000           3         0.03%  $   20,667      6.189%     299.68         826       65.5%
801 - 820 .....................      2,165,833          88         1.01       24,612      8.224      298.30         808       84.0
781 - 800 .....................      6,461,924         206         3.01       31,369      7.660      298.98         790       83.5
761 - 780 .....................     10,261,366         309         4.77       33,208      8.258      299.08         769       86.8
741 - 760 .....................     14,603,827         415         6.79       35,190      8.411      298.56         750       88.1
721 - 740 .....................     17,851,306         486         8.30       36,731      9.103      298.47         731       91.0
701 - 720 .....................     30,983,110         785        14.41       39,469      9.185      298.18         710       91.7
681 - 700 .....................     35,212,940         894        16.38       39,388      9.441      298.20         690       91.6
661 - 680 .....................     38,236,883       1,088        17.79       35,144      9.403      298.45         671       90.4
641 - 660 .....................     31,229,623         844        14.53       37,002      9.524      298.53         651       88.1
621 - 640 .....................     25,850,849         754        12.03       34,285      9.110      298.52         632       84.8
601 - 620 .....................      1,956,641          52         0.91       37,628      9.415      298.03         618       82.8
581 - 600 .....................         60,024           3         0.03       20,008      9.749      238.97         596       78.2
560 or Less ...................         29,463           3         0.01        9,821      7.644      259.65         505       54.6
                                --------------  ----------  -----------
    Total.....................  $  214,965,789       5,930       100.00%
                                ==============  ==========  ===========

      As of the Cut-off Date, the weighted average credit score of the cut-off mortgage loans in loan group 1 was approximately 691.

                                             Property Type for the Group 1 Mortgage Loans

                                                                Percent                                                   Weighted
                                                                     of                Weighted    Weighted    Weighted    Average
                                     Aggregate                Aggregate      Average    Average     Average     Average   Combined
                                     Principal   Number of    Principal      Current      Gross   Remaining      Credit    Loan-to
                                       Balance    Mortgage      Balance    Principal   Mortgage        Term      Bureau      Value
Property Type                      Outstanding       Loans  Outstanding      Balance       Rate    (months)  Risk Score      Ratio
------------------------------- --------------   ---------  -----------   ----------   --------   ---------  ----------   --------

Single Family Residence ....... $  130,038,419       3,821        60.49%  $   34,033      8.963%     298.34         689       87.4%
Planned Unit Development (PUD)      42,701,235       1,046        19.86       40,823      8.993      298.47         694       90.8
Low-Rise Condominium ..........     29,503,641         797        13.72       37,018      9.713      298.70         697       93.7
2-4 Units .....................     10,786,031         206         5.02       52,359     10.387      298.32         685       90.4
High-Rise Condominium .........      1,936,464          60         0.90       32,274      9.520      298.81         706       93.2
                                --------------  ----------  -----------
    Total.....................  $  214,965,789       5,930       100.00%
                                ==============  ==========  ===========


                                       7

                                             Gross Margins for the Group 1 Mortgage Loans

                                                                Percent                                                   Weighted
                                                                     of                Weighted    Weighted    Weighted    Average
                                     Aggregate                Aggregate      Average    Average     Average     Average   Combined
                                     Principal   Number of    Principal      Current      Gross   Remaining      Credit    Loan-to
                                       Balance    Mortgage      Balance    Principal   Mortgage        Term      Bureau      Value
Range of Gross Margins (%)         Outstanding       Loans  Outstanding      Balance       Rate    (months)  Risk Score      Ratio
------------------------------- --------------   ---------  -----------   ----------   --------   ---------  ----------   --------

Less than or equal to 0.000 ... $   19,252,969         527         8.96%  $   36,533      6.620%     298.57         718       79.3%
0.001 - 0.250 .................      3,691,299         123         1.72       30,011      6.255      298.74         692       70.8
0.251 - 0.500 .................     10,109,968         323         4.70       31,300      6.746      298.03         722       77.9
0.501 - 0.750 .................      4,432,536         122         2.06       36,332      8.205      298.72         695       80.5
0.751 - 1.000 .................     12,971,052         301         6.03       43,093      8.659      298.79         703       87.9
1.001 - 1.250 .................      9,817,332         306         4.57       32,083      6.843      298.72         677       78.2
1.251 - 1.500 .................      7,779,499         196         3.62       39,691      9.018      295.91         705       90.2
1.501 - 1.750 .................     13,535,335         347         6.30       39,007      9.429      298.57         664       79.1
1.751 - 2.000 .................     14,382,915         443         6.69       32,467      8.550      298.69         705       92.5
2.001 - 2.250 .................     12,900,831         379         6.00       34,039      8.969      298.49         697       92.9
2.251 - 2.500 .................     20,176,727         563         9.39       35,838      9.379      298.52         706       94.3
2.501 - 2.750 .................     10,175,072         285         4.73       35,702     10.175      298.56         700       91.7
2.751 - 3.000 .................     13,128,477         417         6.11       31,483      8.952      298.62         668       90.4
3.001 - 3.250 .................      3,970,597         110         1.85       36,096     10.569      298.20         689       93.7
3.251 - 3.500 .................     23,780,099         596        11.06       39,899     10.563      298.32         689       96.1
3.501 - 3.750 .................      7,354,422         206         3.42       35,701     10.996      298.44         669       93.4
3.751 - 4.000 .................      3,371,595          84         1.57       40,138     11.413      297.83         677       93.2
4.001 - 4.250 .................      2,281,570          60         1.06       38,026     10.735      298.30         682       95.6
4.251 - 4.500 .................      6,446,799         144         3.00       44,769     12.297      298.23         680       97.5
4.501 - 4.750 .................      7,363,840         201         3.43       36,636      8.957      298.94         655       96.6
4.751 - 5.000 .................      2,328,147          49         1.08       47,513     12.329      298.60         669       98.3
5.001 - 5.250 .................      1,222,311          26         0.57       47,012     12.694      298.64         663       96.1
5.251 - 5.500 .................        918,961          36         0.43       25,527     11.182      298.39         662       94.2
5.501 - 5.750 .................      2,523,618          54         1.17       46,734     13.578      298.26         648       97.6
5.751 - 6.000 .................        517,789          14         0.24       36,985     13.045      298.52         651       97.2
6.001 - 6.250 .................        138,393           3         0.06       46,131     14.125      297.30         640       98.5
6.251 - 6.500 .................        170,988           3         0.08       56,996     14.473      297.94         645       97.9
6.501 - 6.750 .................        129,938           6         0.06       21,656     12.982      298.94         640       97.0
6.751 - 7.000 .................         66,222           4         0.03       16,556     12.951      298.74         636       88.9
7.251 - 7.500 .................         13,755           1         0.01       13,755     15.500      298.00         638       99.8
7.501 - 7.750 .................         12,730           1         0.01       12,730     15.750      299.00         658       95.0
                                --------------  ----------  -----------
    Total.....................  $  214,965,789       5,930       100.00%
                                ==============  ==========  ===========

      As of the Cut-off Date, the weighted average gross margin of the cut-off mortgage loans in loan group 1 was approximately 2.291%.


                                       8

      The credit limit utilization rates in the following table are determined by dividing the principal balance as of the Cut-off Date for the particular grouping by the aggregate of the credit limits of the related credit line agreements.

                                         Credit Limit Utilization Rates for the Group 1 Mortgage Loans

                                                                Percent                                                   Weighted
                                                                     of                Weighted    Weighted    Weighted    Average
                                     Aggregate                Aggregate      Average    Average     Average     Average   Combined
                                     Principal   Number of    Principal      Current      Gross   Remaining      Credit    Loan-to
Range of Credit                        Balance    Mortgage      Balance    Principal   Mortgage        Term      Bureau      Value
Limit Utilization Rates (%)        Outstanding       Loans  Outstanding      Balance       Rate    (months)  Risk Score      Ratio
------------------------------- --------------   ---------  -----------   ----------   --------   ---------  ----------   --------

0.01 - 10.00 .................. $      317,523          94         0.15%  $    3,378      7.739%     298.46         712       72.1%
10.01 - 20.00 .................        927,346         134         0.43        6,920      7.515      298.30         716       74.8
20.01 - 30.00 .................      1,616,464         144         0.75       11,225      7.658      298.92         710       76.8
30.01 - 40.00 .................      2,412,119         159         1.12       15,171      7.178      298.36         712       71.3
40.01 - 50.00 .................      3,326,676         179         1.55       18,585      7.100      298.46         705       75.7
50.01 - 60.00 .................      4,285,075         180         1.99       23,806      7.271      298.63         694       75.3
60.01 - 70.00 .................      5,612,845         219         2.61       25,629      7.372      298.11         696       77.3
70.01 - 80.00 .................      5,002,932         167         2.33       29,958      7.302      298.84         696       79.3
80.01 - 90.00 .................      6,658,388         162         3.10       41,101      7.438      298.71         688       78.6
90.01 - 100.00 ................    184,724,720       4,491        85.93       41,132      9.444      298.40         690       91.1
Greater than 100.00 ...........         81,700           1         0.04       81,700      8.375      291.00         717       77.1
                                --------------  ----------  -----------
    Total.....................  $  214,965,789       5,930       100.00%
                                ==============  ==========  ===========

      As of the Cut-off Date, the average credit limit utilization rate of the cut-off mortgage loans in loan group 1 was approximately 87.41%.

                                           Maximum Loan Rates for the Group 1 Mortgage Loans

                                                                Percent                                                   Weighted
                                                                     of                Weighted    Weighted    Weighted    Average
                                     Aggregate                Aggregate      Average    Average     Average     Average   Combined
                                     Principal   Number of    Principal      Current      Gross   Remaining      Credit    Loan-to
                                       Balance    Mortgage      Balance    Principal   Mortgage        Term      Bureau      Value
Maximum Loan Rates(%)              Outstanding       Loans  Outstanding      Balance       Rate    (months)  Risk Score      Ratio
------------------------------- --------------   ---------  -----------   ----------   --------   ---------  ----------   --------

10.000 ........................ $       22,073           1         0.01%  $   22,073     10.000%     295.00         684       90.3%
16.000 ........................      8,610,935         262         4.01       32,866      8.931      298.64         689       87.1
17.000 ........................     23,277,799         692        10.83       33,638      9.189      298.76         692       88.4
18.000 ........................    183,054,982       4,975        85.16       36,795      9.153      298.37         691       89.3
                                --------------  ----------  -----------
    Total.....................  $  214,965,789       5,930       100.00%
                                ==============  ==========  ===========

      As of the Cut-off Date, the weighted average maximum loan rate of the cut-off mortgage loans in loan group 1 was approximately 17.811%.


                                       9

                                             Credit Limits for the Group 1 Mortgage Loans

                                                                Percent                                                   Weighted
                                                                     of                Weighted    Weighted    Weighted    Average
                                     Aggregate                Aggregate      Average    Average     Average     Average   Combined
                                     Principal   Number of    Principal      Current      Gross   Remaining      Credit    Loan-to
                                       Balance    Mortgage      Balance    Principal   Mortgage        Term      Bureau      Value
Range of Credit Limits ($)         Outstanding       Loans  Outstanding      Balance       Rate    (months)  Risk Score      Ratio
------------------------------- --------------   ---------  -----------   ----------   --------   ---------  ----------   --------

0.01 - 10,000.00 .............. $      850,336         114         0.40%  $    7,459      8.820%     297.31         686       88.1%
10,000.01 - 20,000.00 .........     13,040,491         975         6.07       13,375      8.198      298.35         691       85.9
20,000.01 - 30,000.00 .........     30,062,012       1,333        13.98       22,552      8.711      298.50         689       88.1
30,000.01 - 40,000.00 .........     38,578,427       1,186        17.95       32,528      9.559      298.38         688       90.5
40,000.01 - 50,000.00 .........     30,306,172         772        14.10       39,257      9.208      298.42         695       89.9
50,000.01 - 60,000.00 .........     21,454,626         430         9.98       49,894      9.063      298.23         687       92.0
60,000.01 - 70,000.00 .........     20,987,534         342         9.76       61,367      9.700      298.83         694       93.5
70,000.01 - 80,000.00 .........     22,012,898         327        10.24       67,318      9.823      298.52         692       93.1
80,000.01 - 90,000.00 .........      9,372,457         128         4.36       73,222      8.908      298.36         690       89.6
90,000.01 - 100,000.00 ........      9,702,300         142         4.51       68,326      8.462      298.87         681       76.3
100,000.01 - 125,000.00 .......      7,666,014          84         3.57       91,262      8.724      298.93         700       84.9
125,000.01 - 150,000.00 .......      6,573,991          62         3.06      106,032      9.016      298.91         693       82.2
150,000.01 - 175,000.00 .......      2,139,653          18         1.00      118,870      8.507      290.03         719       83.6
175,000.01 - 200,000.00 .......      2,211,962          16         1.03      138,248      8.210      299.08         724       74.6
200,000.01 - 225,000.00 .......          6,915           1           (1)       6,915      8.000      298.00         770       99.9
                                --------------  ----------  -----------
    Total.....................  $  214,965,789       5,930       100.00%
                                ==============  ==========  ===========
--------------
(1)   Less than 0.01%

      As of the Cut-off Date, the average credit limit of the cut-off mortgage loans in loan group 1 was approximately $41,835.

                                             Lien Priority for the Group 1 Mortgage Loans

                                                                Percent                                                   Weighted
                                                                     of                Weighted    Weighted    Weighted    Average
                                     Aggregate                Aggregate      Average    Average     Average     Average   Combined
                                     Principal   Number of    Principal      Current      Gross   Remaining      Credit    Loan-to
                                       Balance    Mortgage      Balance    Principal   Mortgage        Term      Bureau      Value
Lien Priority                      Outstanding       Loans  Outstanding      Balance       Rate    (months)  Risk Score      Ratio
------------------------------- --------------   ---------  -----------   ----------   --------   ---------  ----------   --------

Second Liens .................. $  214,965,789       5,930       100.00%  $   36,251      9.148%     298.42         691       89.1%
                                --------------  ----------  -----------
    Total.....................  $  214,965,789       5,930       100.00%
                                ==============  ==========  ===========

                                           Delinquency Status for the Group 1 Mortgage Loans

                                                                Percent                                                   Weighted
                                                                     of                Weighted    Weighted    Weighted    Average
                                     Aggregate                Aggregate      Average    Average     Average     Average   Combined
                                     Principal   Number of    Principal      Current      Gross   Remaining      Credit    Loan-to
                                       Balance    Mortgage      Balance    Principal   Mortgage        Term      Bureau      Value
Delinquency Status                 Outstanding       Loans  Outstanding      Balance       Rate    (months)  Risk Score      Ratio
------------------------------- --------------   ---------  -----------   ----------   --------   ---------  ----------   --------
Current ....................... $  214,965,789       5,930       100.00%  $   36,251      9.148%     298.42         691       89.1%
                                --------------  ----------  -----------
    Total.....................  $  214,965,789       5,930       100.00%
                                ==============  ==========  ===========

                                            Origination Year for the Group 1 Mortgage Loans

                                                                Percent                                                   Weighted
                                                                     of                Weighted    Weighted    Weighted    Average
                                     Aggregate                Aggregate      Average    Average     Average     Average   Combined
                                     Principal   Number of    Principal      Current      Gross   Remaining      Credit    Loan-to
                                       Balance    Mortgage      Balance    Principal   Mortgage        Term      Bureau      Value
Origination Year                   Outstanding       Loans  Outstanding      Balance       Rate    (months)  Risk Score      Ratio
------------------------------- --------------   ---------  -----------   ----------   --------   ---------  ----------   --------

2000 .......................... $       75,852           3         0.04%  $   25,284     11.910%     232.38         632       98.7%
2001 ..........................        224,366          10         0.10       22,437      9.657      235.42         680       76.4
2002 ..........................         28,411           1         0.01       28,411      8.375      254.00         761       95.0
2003 ..........................         32,215           2         0.01       16,107      8.375      265.39         702       85.7
2004 ..........................        224,365           6         0.10       37,394      9.259      275.37         699       75.3
2005 ..........................      1,232,026          34         0.57       36,236      9.877      286.89         705       86.4
2006 ..........................    213,148,555       5,874        99.15       36,287      9.142      298.61         691       89.2
                                --------------  ----------  -----------
    Total.....................  $  214,965,789       5,930       100.00%
                                ==============  ==========  ===========


                                       10

                                                             Loan Group 2

                                           Principal Balances for the Group 2 Mortgage Loans

                                                                Percent                                                   Weighted
                                                                     of                Weighted    Weighted    Weighted    Average
                                     Aggregate                Aggregate      Average    Average     Average     Average   Combined
                                     Principal   Number of    Principal      Current      Gross   Remaining      Credit    Loan-to
Range of Principal                     Balance    Mortgage      Balance    Principal   Mortgage        Term      Bureau      Value
Balances($)                        Outstanding       Loans  Outstanding      Balance       Rate    (months)  Risk Score      Ratio
------------------------------- --------------   ---------  -----------   ----------   --------   ---------  ----------   --------

0.01 - 10,000.00 .............. $    6,033,046         990         0.47%  $    6,094      8.744%     288.18         719       78.5%
10,000.01 - 20,000.00 .........     23,439,850       1,488         1.82       15,753      9.256      292.18         705       83.0
20,000.01 - 30,000.00 .........     41,036,708       1,596         3.19       25,712      9.468      293.79         699       84.7
30,000.01 - 40,000.00 .........     42,764,404       1,207         3.33       35,430      9.553      295.92         700       85.2
40,000.01 - 50,000.00 .........     60,426,723       1,314         4.70       45,987      9.737      296.72         694       85.7
50,000.01 - 60,000.00 .........     62,544,641       1,126         4.87       55,546      9.827      297.04         696       86.6
60,000.01 - 70,000.00 .........     63,378,395         970         4.93       65,339      9.646      297.51         694       87.5
70,000.01 - 80,000.00 .........     58,876,090         783         4.58       75,193      9.648      297.57         696       87.6
80,000.01 - 90,000.00 .........     53,939,857         629         4.20       85,755      9.654      297.57         696       90.0
90,000.01 - 100,000.00 ........     74,991,602         779         5.84       96,266      9.638      298.17         696       88.3
100,000.01 - 125,000.00 .......    110,732,833         982         8.62      112,763      9.818      298.31         700       90.8
125,000.01 - 150,000.00 .......    111,596,227         803         8.68      138,974      9.990      298.12         696       89.0
150,000.01 - 175,000.00 .......     63,814,157         393         4.97      162,377      9.937      297.91         701       89.2
175,000.01 - 200,000.00 .......     88,447,672         460         6.88      192,278      9.892      297.38         704       84.5
200,000.01 - 225,000.00 .......     28,013,174         131         2.18      213,841      9.516      298.99         706       85.8
225,000.01 - 250,000.00 .......     39,617,409         164         3.08      241,570      9.310      297.81         715       85.4
250,000.01 - 275,000.00 .......     19,928,577          76         1.55      262,218      9.905      298.43         710       89.6
275,000.01 - 300,000.00 .......     29,448,385         101         2.29      291,568      9.411      297.69         697       83.5
300,000.01 - 325,000.00 .......     13,512,027          43         1.05      314,233     10.227      297.24         700       87.3
325,000.01 - 350,000.00 .......     23,203,716          68         1.81      341,231      9.204      298.25         706       86.3
350,000.01 - 375,000.00 .......     12,723,184          35         0.99      363,520      9.779      295.57         694       87.3
375,000.01 - 400,000.00 .......     17,648,827          45         1.37      392,196      9.530      298.95         709       83.5
400,000.01 - 425,000.00 .......      9,085,527          22         0.71      412,979      8.714      292.94         714       81.1
425,000.01 - 450,000.00 .......     13,651,112          31         1.06      440,358      8.887      298.71         723       83.3
450,000.01 - 475,000.00 .......      9,724,381          21         0.76      463,066      9.281      298.43         710       83.4
475,000.01 - 500,000.00 .......     33,676,766          68         2.62      495,247      8.976      297.03         710       79.3
500,000.01 - 525,000.00 .......      7,167,164          14         0.56      511,940      9.099      298.29         718       84.2
525,000.01 - 550,000.00 .......      9,196,750          17         0.72      540,985     10.079      298.12         714       85.3
550,000.01 - 575,000.00 .......      5,657,838          10         0.44      565,784     10.238      298.70         706       83.9
575,000.01 - 600,000.00 .......      7,683,758          13         0.60      591,058      8.910      296.90         728       80.9
600,000.01 - 625,000.00 .......      6,122,372          10         0.48      612,237      8.572      298.00         733       83.3
625,000.01 - 650,000.00 .......      9,600,255          15         0.75      640,017      9.326      298.93         725       81.0
650,000.01 - 675,000.00 .......      2,637,501           4         0.21      659,375     11.448      298.50         695       90.8
675,000.01 - 700,000.00 .......      5,582,086           8         0.43      697,761      8.307      298.24         714       84.5
700,000.01 - 725,000.00 .......      4,279,000           6         0.33      713,167      9.258      299.00         708       89.6
725,000.01 - 750,000.00 .......      8,902,987          12         0.69      741,916      9.327      297.50         705       84.2
750,000.01 - 775,000.00 .......      4,592,216           6         0.36      765,369     10.202      298.00         687       93.4
775,000.01 - 800,000.00 .......      6,334,446           8         0.49      791,806      9.156      297.62         730       79.2
825,000.01 - 850,000.00 .......      3,346,106           4         0.26      836,527     10.385      298.75         736       83.0
850,000.01 - 875,000.00 .......      1,717,500           2         0.13      858,750      8.501      298.00         733       70.0
875,000.01 - 900,000.00 .......      4,450,045           5         0.35      890,009      8.350      298.20         725       86.9
900,000.01 - 925,000.00 .......      6,405,174           7         0.50      915,025      8.623      298.29         704       76.9
925,000.01 - 950,000.00 .......      3,776,000           4         0.29      944,000      8.324      299.00         723       65.3
950,000.01 - 975,000.00 .......      5,772,979           6         0.45      962,163      9.105      298.17         723       78.4
975,000.01 - 1,000,000.00 .....     24,987,278          25         1.94      999,491      7.728      298.04         720       67.8
Greater than 1,000,000.00 .....     44,502,985          32         3.46    1,390,718      8.360      297.81         714       71.0
                                --------------   ---------  -----------
     Total...................   $1,284,969,730      14,533       100.00%
                                ==============   =========  ===========

      As of the Cut-off Date, the average principal balance of the cut-off mortgage loans in loan group 2 was approximately $88,417.


                                       11

                                             Loan Programs for the Group 2 Mortgage Loans

                                                                Percent                                                   Weighted
                                                                     of                Weighted    Weighted    Weighted    Average
                                     Aggregate                Aggregate      Average    Average     Average     Average   Combined
                                     Principal   Number of    Principal      Current      Gross   Remaining      Credit    Loan-to
                                       Balance    Mortgage      Balance    Principal   Mortgage        Term      Bureau      Value
Description of Loan Programs       Outstanding       Loans  Outstanding      Balance       Rate    (months)  Risk Score      Ratio
------------------------------- --------------   ---------  -----------   ----------   --------   ---------  ----------   --------

15 Year Draw, 15 Year Repay ... $    3,694,428          68         0.29%  $   54,330     10.139%     354.56         702       93.5%
5 Year Draw, 10 Year Repay ....      1,663,416          13         0.13      127,955      8.802      177.91         730       78.8
10 Year Draw, 10 Year Repay ...        463,681          18         0.04       25,760      9.585      211.35         710       94.1
10 Year Draw, 15 Year Repay(1)   1,278,072,049      14,417        99.46       88,650      9.550      297.43         703       85.6
10 Year Draw, 20 Year Repay ...        676,709          14         0.05       48,336      9.504      355.01         726       92.7
15 Year Draw, 10 Year Repay ...        399,447           3         0.03      133,149      9.360      286.14         730       79.4
                                --------------   ---------  -----------
     Total...................   $1,284,969,730      14,533       100.00%
                                ==============   =========  ===========
--------------

(1) Assumes that the draw period for the cut-off mortgage loans with ten year draw periods and fifteen year repayment periods will be extended for an additional five years.

                                               Loan Rates for the Group 2 Mortgage Loans


                                                                Percent                                                   Weighted
                                                                     of                Weighted    Weighted    Weighted    Average
                                     Aggregate                Aggregate      Average    Average     Average     Average   Combined
                                     Principal   Number of    Principal      Current      Gross   Remaining      Credit    Loan-to
                                       Balance    Mortgage      Balance    Principal   Mortgage        Term      Bureau      Value
Range of Loans Rates (%)           Outstanding       Loans  Outstanding      Balance       Rate    (months)  Risk Score      Ratio
------------------------------- --------------   ---------  -----------   ----------   --------   ---------  ----------   --------

3.501 - 4.000 ................. $   73,407,890       1,138         5.71%  $   64,506      3.990%     299.41         700       81.5%
5.001 - 5.500 .................         94,657           1         0.01       94,657      5.500      297.00         771      100.0
5.501 - 6.000 .................         41,763           2           (1)      20,882      6.000      288.22         730       83.6
6.001 - 6.500 .................      7,530,337          90         0.59       83,670      6.493      297.12         710       86.5
6.501 - 7.000 .................     22,486,563         252         1.75       89,232      6.857      298.78         711       85.2
7.001 - 7.500 .................     14,209,952          68         1.11      208,970      7.435      298.19         719       73.5
7.501 - 8.000 .................    201,611,949       1,713        15.69      117,695      7.959      296.41         721       81.7
8.001 - 8.500 .................    100,072,400       1,117         7.79       89,590      8.392      294.93         716       77.5
8.501 - 9.000 .................    132,120,115       1,147        10.28      115,188      8.889      297.43         710       81.5
9.001 - 9.500 .................     91,005,823       1,040         7.08       87,506      9.338      297.51         703       84.1
9.501 - 10.000 ................    115,185,515       1,489         8.96       77,358      9.836      297.48         694       86.1
10.001 - 10.500 ...............    113,935,198       1,490         8.87       76,467     10.350      297.43         700       89.3
10.501 - 11.000 ...............    118,588,598       1,467         9.23       80,837     10.826      297.91         696       88.1
11.001 - 11.500 ...............     98,851,630       1,211         7.69       81,628     11.346      297.78         692       91.6
11.501 - 12.000 ...............     59,440,886         728         4.63       81,650     11.810      298.31         684       91.1
12.001 - 12.500 ...............     47,121,784         597         3.67       78,931     12.341      298.51         696       93.6
12.501 - 13.000 ...............     34,869,934         435         2.71       80,161     12.805      298.05         691       93.0
Greater than 13.000 ...........     54,394,737         548         4.23       99,260     13.852      298.34         677       93.6
                                --------------   ---------  -----------
     Total...................   $1,284,969,730      14,533       100.00%
                                ==============   =========  ===========
--------------
(1)   Less than 0.01%

      As of the Cut-off Date, the weighted average loan rate of the cut-off mortgage loans in loan group 2 was approximately 9.551%.


                                       12

                                 Months Remaining to Scheduled Maturity for the Group 2 Mortgage Loans

                                                                Percent                                                   Weighted
                                                                     of                Weighted    Weighted    Weighted    Average
                                     Aggregate                Aggregate      Average    Average     Average     Average   Combined
                                     Principal   Number of    Principal      Current      Gross   Remaining      Credit    Loan-to
Range of Months Remaining to           Balance    Mortgage      Balance    Principal   Mortgage        Term      Bureau      Value
Scheduled Maturity (mos)           Outstanding       Loans  Outstanding      Balance       Rate    (months)  Risk Score      Ratio
------------------------------- --------------   ---------  -----------   ----------   --------   ---------  ----------   --------

145 - 156 ..................... $        9,749           1           (1)  $    9,749      9.875%     153.00         790       90.0%
157 - 168 .....................         44,949           2           (1)      22,475     10.243      164.93         695       90.0
169 - 180 .....................      1,695,901          17         0.13%      99,759      8.807      177.93         728       78.8
181 - 192 .....................         26,746           1           (1)      26,746      8.375      191.00         766       96.9
193 - 204 .....................         32,712           4           (1)       8,178      8.049      199.89         626       73.6
205 - 216 .....................        281,984          10         0.02       28,198      8.807      211.70         745       86.2
217 - 228 .....................        297,967          16         0.02       18,623      8.927      221.50         727       80.8
229 - 240 .....................      9,672,098         281         0.75       34,420      9.363      234.96         694       78.3
241 - 252 .....................        691,386          27         0.05       25,607      8.367      246.93         721       86.1
253 - 264 .....................      1,907,721          79         0.15       24,148      8.407      259.34         726       85.5
265 - 276 .....................      6,198,645         246         0.48       25,198      8.705      271.08         730       80.5
277 - 288 .....................     17,526,101         379         1.36       46,243      9.033      283.45         723       80.5
289 - 300 .....................  1,242,212,634      13,388        96.67       92,786      9.566      298.35         702       85.7
337 - 348 .....................          3,526           1           (1)       3,526      8.750      347.00         686       89.4
349 - 360 .....................      4,367,611          81         0.34       53,921     10.042      354.64         706       93.3
                                --------------   ---------  -----------
     Total...................   $1,284,969,730      14,533       100.00%
                                ==============   =========  ===========
--------------
(1)   Less than 0.01%

      As of the Cut-off Date, the weighted average remaining months to scheduled maturity of the cut-off mortgage loans in loan group 2 was approximately 297.

      The above table assumes that the draw period for the mortgage loans with ten year draw periods and fifteen year repayment periods will be extended for an additional five years.


                                     Combined Loan-to-Value Ratios for the Group 2 Mortgage Loans

                                                                Percent                                                   Weighted
                                                                     of                Weighted    Weighted    Weighted    Average
                                     Aggregate                Aggregate      Average    Average     Average     Average   Combined
                                     Principal   Number of    Principal      Current      Gross   Remaining      Credit    Loan-to
Range of Combined Loan-to-             Balance    Mortgage      Balance    Principal   Mortgage        Term      Bureau      Value
Value Ratio(%)                     Outstanding       Loans  Outstanding      Balance       Rate    (months)  Risk Score      Ratio
------------------------------- --------------   ---------  -----------   ----------   --------   ---------  ----------   --------

10.01 - 20.00 ................. $      262,064           5         0.02%  $   52,413     10.819%     297.47         698       18.1%
20.01 - 30.00 .................      3,649,186          42         0.28       86,885      8.186      298.42         734       25.7
30.01 - 40.00 .................      6,219,910          82         0.48       75,853      8.124      297.44         720       36.0
40.01 - 50.00 .................     15,158,984         229         1.18       66,196      8.558      292.34         699       44.9
50.01 - 60.00 .................     37,718,854         406         2.94       92,904      8.202      296.69         713       56.1
60.01 - 70.00 .................    110,332,551       1,038         8.59      106,293      8.179      296.36         712       66.8
70.01 - 80.00 .................    206,202,467       2,062        16.05      100,001      8.574      297.10         702       77.7
80.01 - 90.00 .................    549,881,608       6,726        42.79       81,755      9.918      297.76         700       88.6
90.01 - 100.00 ................    355,544,105       3,943        27.67       90,171     10.198      297.75         702       97.8
                                --------------   ---------  -----------
     Total...................   $1,284,969,730      14,533       100.00%
                                ==============   =========  ===========

      As of the Cut-off Date, the weighted average combined loan-to-value ratio of the cut-off mortgage loans in loan group 2 was approximately 85.61%.


                                       13

      The geographic location used for the following table is determined by the address of the mortgaged property securing the related mortgage loan.

                                        Geographic Distribution for the Group 2 Mortgage Loans

                                                                Percent                                                   Weighted
                                                                     of                Weighted    Weighted    Weighted    Average
                                     Aggregate                Aggregate      Average    Average     Average     Average   Combined
                                     Principal   Number of    Principal      Current      Gross   Remaining      Credit    Loan-to
                                       Balance    Mortgage      Balance    Principal   Mortgage        Term      Bureau      Value
State                              Outstanding       Loans  Outstanding      Balance       Rate    (months)  Risk Score      Ratio
------------------------------- --------------   ---------  -----------   ----------   --------   ---------  ----------   --------

Alabama ....................... $    3,479,403          83         0.27%  $   41,921      8.855%     297.43         707       86.9%
Alaska ........................        936,723          15         0.07       62,448      6.894      296.10         689       84.3
Arizona .......................     40,344,074         561         3.14       71,915      9.847      298.28         706       86.2
California ....................    672,314,665       5,462        52.32      123,089      9.653      297.88         701       85.5
Colorado ......................     30,116,271         330         2.34       91,261      8.961      296.20         709       85.9
Connecticut ...................     12,047,762         118         0.94      102,100      9.369      296.73         696       80.9
Delaware ......................      1,113,120          23         0.09       48,397     10.060      296.57         711       81.8
District of Columbia ..........      2,177,320          32         0.17       68,041      9.693      298.21         686       85.6
Florida .......................    117,299,906       1,573         9.13       74,571      9.806      298.19         703       85.2
Georgia .......................      9,588,449         183         0.75       52,396      8.860      296.07         688       87.4
Hawaii ........................     21,436,800         186         1.67      115,252      9.275      297.57         717       79.1
Idaho .........................      6,697,805         121         0.52       55,354      9.463      297.47         713       83.6
Illinois ......................     26,948,718         454         2.10       59,358      9.207      297.15         694       89.5
Indiana .......................      3,311,172         113         0.26       29,302      9.074      290.38         695       89.6
Iowa ..........................        643,782          26         0.05       24,761      8.949      286.70         675       81.9
Kansas ........................      2,502,199          36         0.19       69,506      8.227      284.27         684       87.6
Kentucky ......................      2,258,969          48         0.18       47,062      8.971      295.03         675       92.3
Louisiana .....................        571,057          15         0.04       38,070      9.247      298.51         708       92.1
Maine .........................      1,586,462          37         0.12       42,877      8.317      296.38         711       84.8
Maryland ......................     18,471,414         285         1.44       64,812      9.126      297.35         695       86.0
Massachusetts .................     20,900,529         223         1.63       93,724      9.618      297.05         701       83.8
Michigan ......................     10,749,098         257         0.84       41,825      9.221      302.56         705       87.5
Minnesota .....................      7,584,051         132         0.59       57,455      8.521      297.53         702       85.2
Mississippi ...................        326,803          11         0.03       29,709     10.865      296.60         689       92.9
Missouri ......................      4,100,491         113         0.32       36,288      8.891      294.91         719       90.7
Montana .......................      3,523,482          68         0.27       51,816      8.826      296.32         705       89.0
Nebraska ......................        344,217          13         0.03       26,478     10.205      298.33         696       91.7
Nevada ........................     60,531,948         761         4.71       79,543      9.725      295.05         717       86.8
New Hampshire .................      2,626,402          50         0.20       52,528      8.659      297.63         700       88.5
New Jersey ....................     27,945,849         384         2.17       72,776      9.261      296.00         702       81.7
New Mexico ....................      2,344,908          60         0.18       39,082      9.139      295.32         702       85.4
New York ......................     30,593,484         348         2.38       87,912      9.587      296.87         694       82.4
North Carolina ................      9,125,338         195         0.71       46,797      9.482      295.26         700       85.0
North Dakota ..................        104,998           5         0.01       21,000      8.861      297.83         712       94.7
Ohio ..........................      6,382,811         147         0.50       43,420      9.849      293.12         702       88.6
Oklahoma ......................      1,718,925          52         0.13       33,056     10.358      294.58         701       92.8
Oregon ........................     11,216,255         163         0.87       68,811      9.753      296.81         716       86.9
Pennsylvania ..................      9,300,540         246         0.72       37,807      9.020      293.62         687       85.7
Rhode Island ..................      2,606,241          37         0.20       70,439     10.156      298.91         699       83.5
South Carolina ................      5,240,367         124         0.41       42,261      9.693      297.47         704       89.6
South Dakota ..................        236,790           8         0.02       29,599      4.997      294.81         685       90.6
Tennessee .....................      7,758,399         145         0.60       53,506      8.405      293.06         696       88.6
Texas .........................      4,428,415         132         0.34       33,549      9.036      298.58         722       85.4
Utah ..........................     10,811,508         174         0.84       62,135      9.599      297.20         702       86.9
Vermont .......................        321,314          15         0.03       21,421      8.531      294.74         727       78.7
Virginia ......................     24,309,069         366         1.89       66,418      9.491      297.34         699       86.9
Washington ....................     42,151,602         487         3.28       86,554      9.095      297.88         713       88.5
West Virginia .................        397,519          15         0.03       26,501      8.123      298.54         708       77.5
Wisconsin .....................      2,807,037          85         0.22       33,024      8.749      295.59         709       90.1
Wyoming .......................        635,272          16         0.05       39,704      8.707      293.12         699       77.8
                                --------------   ---------  -----------
     Total...................   $1,284,969,730      14,533       100.00%
                                ==============   =========  ===========


                                       14

                                             Credit Scores for the Group 2 Mortgage Loans

                                                                Percent                                                   Weighted
                                                                     of                Weighted    Weighted    Weighted    Average
                                     Aggregate                Aggregate      Average    Average     Average     Average   Combined
                                     Principal   Number of    Principal      Current      Gross   Remaining      Credit    Loan-to
                                       Balance    Mortgage      Balance    Principal   Mortgage        Term      Bureau      Value
Range of Credit Scores             Outstanding       Loans  Outstanding      Balance       Rate    (months)  Risk Score      Ratio
------------------------------- --------------   ---------  -----------   ----------   --------   ---------  ----------   --------

821 - 840 ..................... $      580,796           4         0.05%  $  145,199      8.066%     298.07         822       78.4%
801 - 820 .....................     15,663,563         214         1.22       73,194      9.122      295.70         806       84.6
781 - 800 .....................     55,081,313         670         4.29       82,211      8.980      295.30         790       81.9
761 - 780 .....................     82,197,321       1,025         6.40       80,193      8.733      296.71         770       83.5
741 - 760 .....................    112,420,239       1,241         8.75       90,588      8.963      297.47         750       83.6
721 - 740 .....................    147,067,198       1,577        11.45       93,258      9.242      297.02         729       85.0
701 - 720 .....................    217,646,307       2,138        16.94      101,799      9.300      297.75         710       86.6
681 - 700 .....................    226,531,170       2,398        17.63       94,467      9.843      297.74         690       87.5
661 - 680 .....................    209,473,872       2,327        16.30       90,019     10.079      298.13         671       86.9
641 - 660 .....................    131,747,265       1,594        10.25       82,652     10.101      297.93         651       85.3
621 - 640 .....................     75,863,004       1,131         5.90       67,076      9.777      297.71         631       83.7
601 - 620 .....................      6,761,879         109         0.53       62,036     10.004      296.04         617       82.0
581 - 600 .....................      1,069,837          25         0.08       42,793     10.459      283.78         591       83.5
561 - 580 .....................        894,710          19         0.07       47,090      9.922      273.19         569       80.6
Less than or equal to 560 .....      1,971,256          61         0.15       32,316     10.129      264.72         524       86.8
                                --------------   ---------  -----------
     Total...................   $1,284,969,730      14,533       100.00%
                                ==============   =========  ===========

      As of the Cut-off Date, the weighted average credit score of the cut-off mortgage loans in loan group 2 was approximately 703.

                                             Property Type for the Group 2 Mortgage Loans

                                                                Percent                                                   Weighted
                                                                     of                Weighted    Weighted    Weighted    Average
                                     Aggregate                Aggregate      Average    Average     Average     Average   Combined
                                     Principal   Number of    Principal      Current      Gross   Remaining      Credit    Loan-to
                                       Balance    Mortgage      Balance    Principal   Mortgage        Term      Bureau      Value
Property Type                      Outstanding       Loans  Outstanding      Balance       Rate    (months)  Risk Score      Ratio
------------------------------- --------------   ---------  -----------   ----------   --------   ---------  ----------   --------

Single Family Residence ....... $  783,249,432       9,080        60.95%  $   86,261      9.441%     297.18         701       84.8%
Planned Unit Development (PUD)     300,835,864       2,879        23.41      104,493      9.567      297.38         707       86.4
Low-Rise Condominium ..........    106,537,396       1,631         8.29       65,320      9.702      298.54         703       89.0
2-4 Units .....................     68,637,213         722         5.34       95,065     10.349      298.52         705       86.2
High-Rise Condominium .........     25,659,116         218         2.00      117,702      9.934      298.52         710       85.2
Manufactured Housing (2) ......         50,709           3           (1)      16,903      9.445      236.16         698       79.9
                                --------------   ---------  -----------
     Total...................   $1,284,969,730      14,533       100.00%
                                ==============   =========  ===========
--------------
(1)   Less than 0.01%
(2)   Treated as real property


                                       15

                                             Gross Margins for the Group 2 Mortgage Loans

                                                                Percent                                                   Weighted
                                                                     of                Weighted    Weighted    Weighted    Average
                                     Aggregate                Aggregate      Average    Average     Average     Average   Combined
                                     Principal   Number of    Principal      Current      Gross   Remaining      Credit    Loan-to
                                       Balance    Mortgage      Balance    Principal   Mortgage        Term      Bureau      Value
Range of Gross Margins (%)         Outstanding       Loans  Outstanding      Balance       Rate    (months)  Risk Score      Ratio
------------------------------- --------------   ---------  -----------   ----------   --------   ---------  ----------   --------

Less than or equal to 0.000 ... $  214,309,715       1,741        16.68%  $  123,096      7.483%     296.42         724       78.9%
0.001 - 0.250 .................     38,902,915         437         3.03       89,023      7.869      296.17         715       78.4
0.251 - 0.500 .................     80,955,453         970         6.30       83,459      7.852      295.41         717       78.3
0.501 - 0.750 .................     44,194,597         367         3.44      120,421      8.432      297.30         709       76.9
0.751 - 1.000 .................    107,214,102         916         8.34      117,046      8.596      297.81         711       83.5
1.001 - 1.250 .................     51,562,110         645         4.01       79,941      8.437      297.46         692       79.9
1.251 - 1.500 .................     51,947,153         599         4.04       86,723      9.234      297.97         708       87.6
1.501 - 1.750 .................     56,343,615         719         4.38       78,364      9.549      297.99         685       83.0
1.751 - 2.000 .................     70,733,293         963         5.50       73,451      9.417      297.42         704       88.8
2.001 - 2.250 .................     55,552,228         748         4.32       74,268      9.679      297.51         706       88.9
2.251 - 2.500 .................     71,215,238         939         5.54       75,842     10.096      297.69         699       90.1
2.501 - 2.750 .................     65,852,128         760         5.12       86,648     10.506      298.05         703       88.1
2.751 - 3.000 .................     61,403,289         853         4.78       71,985     10.406      297.95         685       88.5
3.001 - 3.250 .................     46,129,932         468         3.59       98,568     11.038      298.05         701       91.5
3.251 - 3.500 .................     59,155,304         860         4.60       68,785     10.990      297.72         685       92.1
3.501 - 3.750 .................     34,012,463         421         2.65       80,790     11.358      298.06         681       90.8
3.751 - 4.000 .................     29,895,341         370         2.33       80,798     11.651      298.75         685       91.7
4.001 - 4.250 .................     21,954,535         302         1.71       72,697     11.842      298.41         703       92.8
4.251 - 4.500 .................     27,231,723         330         2.12       82,520     12.059      298.64         687       94.4
4.501 - 4.750 .................     23,885,992         358         1.86       66,721     11.820      297.63         686       93.2
4.751 - 5.000 .................     14,910,800         149         1.16      100,072     12.602      299.02         693       93.6
5.001 - 5.250 .................     16,085,410         192         1.25       83,778     12.402      298.28         684       94.4
5.251 - 5.500 .................      5,312,466          82         0.41       64,786     12.943      298.17         689       91.9
5.501 - 5.750 .................     15,645,897         141         1.22      110,964     13.554      298.14         674       95.0
5.751 - 6.000 .................      5,447,783          60         0.42       90,796     13.567      298.26         681       91.9
6.001 - 6.250 .................      4,503,292          49         0.35       91,904     14.049      298.88         674       92.8
6.251 - 6.500 .................      2,946,402          30         0.23       98,213     14.233      299.34         659       93.8
6.501 - 6.750 .................      1,486,645          13         0.12      114,357     14.675      298.49         661       93.0
6.751 - 7.000 .................      2,998,882          28         0.23      107,103     14.872      298.22         659       94.2
7.001 - 7.250 .................        863,276          11         0.07       78,480     15.165      299.18         652       89.7
7.251 - 7.500 .................      1,225,856           7         0.10      175,122     15.400      298.11         652       94.6
7.501 - 7.750 .................        200,431           1         0.02      200,431     15.625      299.00         625       85.3
7.751 - 8.000 .................        464,712           2         0.04      232,356     15.923      300.00         663       90.4
8.501 - 8.750 .................        159,000           1         0.01      159,000     16.750      300.00         655       94.8
Greater than 10.000 ...........        267,750           1         0.02      267,750     10.250      300.00         700       95.0
                                --------------   ---------  -----------
     Total...................   $1,284,969,730      14,533       100.00%
                                ==============   =========  ===========

      As of the Cut-off Date, the weighted average gross margin of the cut-off mortgage loans in loan group 2 was approximately 1.961%.


                                       16

      The credit limit utilization rates in the following table are determined by dividing the principal balance as of the Cut-off Date for the particular grouping by the aggregate of the credit limits of the related credit line agreements.

                                     Credit Limit Utilization Rates for the Group 2 Mortgage Loans

                                                                Percent                                                   Weighted
                                                                     of                Weighted    Weighted    Weighted    Average
                                     Aggregate                Aggregate      Average    Average     Average     Average   Combined
                                     Principal   Number of    Principal      Current      Gross   Remaining      Credit    Loan-to
Range of Credit                        Balance    Mortgage      Balance    Principal   Mortgage        Term      Bureau      Value
Limit Utilization Rates(%)         Outstanding       Loans  Outstanding      Balance       Rate    (months)  Risk Score      Ratio
------------------------------- --------------   ---------  -----------   ----------   --------   ---------  ----------   --------

0.01 - 10.00 .................. $    2,289,215         336         0.18%  $    6,813      8.577%     292.69         725       73.6%
10.01 - 20.00 .................      4,766,603         345         0.37       13,816      8.745      293.84         726       75.6
20.01 - 30.00 .................      9,660,007         356         0.75       27,135      8.451      294.69         723       76.2
30.01 - 40.00 .................     14,471,065         417         1.13       34,703      8.629      294.80         717       77.2
40.01 - 50.00 .................     25,855,061         477         2.01       54,203      8.379      295.10         720       76.2
50.01 - 60.00 .................     25,206,146         425         1.96       59,309      8.557      295.13         716       78.2
60.01 - 70.00 .................     30,612,973         435         2.38       70,375      8.513      296.04         710       80.1
70.01 - 80.00 .................     37,024,664         466         2.88       79,452      8.531      295.58         706       80.1
80.01 - 90.00 .................     40,043,117         484         3.12       82,734      8.832      294.16         706       81.2
90.01 - 100.00 ................  1,094,589,496      10,785        85.18      101,492      9.718      297.85         701       86.8
Greater than 100.00 ...........        451,381           7         0.04       64,483      9.975      282.19         718       89.9
                                --------------   ---------  -----------
     Total...................   $1,284,969,730      14,533       100.00%
                                ==============   =========  ===========

      As of the Cut-off Date, the average credit limit utilization rate of the cut-off mortgage loans in loan group 2 was approximately 86.41%.


                                           Maximum Loan Rates for the Group 2 Mortgage Loans

                                                                Percent                                                   Weighted
                                                                     of                Weighted    Weighted    Weighted    Average
                                     Aggregate                Aggregate      Average    Average     Average     Average   Combined
                                     Principal   Number of    Principal      Current      Gross   Remaining      Credit    Loan-to
                                       Balance    Mortgage      Balance    Principal   Mortgage        Term      Bureau      Value
Maximum Loan Rates(%)              Outstanding       Loans  Outstanding      Balance       Rate    (months)  Risk Score      Ratio
------------------------------- --------------   ---------  -----------   ----------   --------   ---------  ----------   --------

11.750 ........................ $        9,749           1           (1)  $    9,749      9.875%     153.00         790       90.0%
11.950 ........................        455,000           2         0.04%     227,500      7.368      298.99         750       73.5
12.500 ........................         52,663           3           (1)      17,554      9.666      169.20         689       86.5
13.000 ........................         11,178           2           (1)       5,589      8.000      175.00         765       69.9
13.500 ........................         13,594           1           (1)      13,594     11.500      174.00         525      100.0
15.500 ........................          3,909           1           (1)       3,909     11.250      229.00         689       96.6
16.000 ........................     37,823,050         504         2.94       75,046      9.567      297.28         695       83.2
17.000 ........................    114,223,612       1,584         8.89       72,111      9.756      298.24         704       84.9
18.000 ........................  1,131,367,300      12,422        88.05       91,078      9.530      297.34         703       85.8
19.200 ........................        150,000           1         0.01      150,000      9.750      298.00         711       90.0
21.000 ........................        162,257           2         0.01       81,129      8.702      329.93         745       84.0
21.750 ........................         34,000           1           (1)      34,000     10.000      350.00         659       99.4
24.000 ........................        463,418           8         0.04       57,927      9.806      352.20         696       92.9
26.925 ........................        200,000           1         0.02      200,000      9.175      299.00         703       80.0
                                --------------   ---------  -----------
     Total...................   $1,284,969,730      14,533       100.00%
                                ==============   =========  ===========
--------------
(1)   Less than 0.01%


      As of the Cut-off Date, the weighted average maximum loan rate of the cut-off mortgage loans in loan group 2 was approximately 17.854%.


                                       17

                                             Credit Limits for the Group 2 Mortgage Loans

                                                                Percent                                                   Weighted
                                                                     of                Weighted    Weighted    Weighted    Average
                                     Aggregate                Aggregate      Average    Average     Average     Average   Combined
                                     Principal   Number of    Principal      Current      Gross   Remaining      Credit    Loan-to
                                       Balance    Mortgage      Balance    Principal   Mortgage        Term      Bureau      Value
Range of Credit Limits($)          Outstanding       Loans  Outstanding      Balance       Rate    (months)  Risk Score      Ratio
------------------------------- --------------   ---------  -----------   ----------   --------   ---------  ----------   --------

0.01 - 10,000.00 .............. $    1,030,546         137         0.08%  $    7,522     10.387%     290.51         701       86.1%
10,000.01 - 20,000.00 .........     15,928,162       1,166         1.24       13,661      9.630      292.44         699       84.8
20,000.01 - 30,000.00 .........     33,979,658       1,552         2.64       21,894      9.585      293.36         697       86.4
30,000.01 - 40,000.00 .........     35,882,718       1,174         2.79       30,564      9.770      295.57         698       86.4
40,000.01 - 50,000.00 .........     56,351,303       1,428         4.39       39,462      9.750      296.46         695       85.9
50,000.01 - 60,000.00 .........     57,395,810       1,142         4.47       50,259      9.963      297.17         695       87.6
60,000.01 - 70,000.00 .........     60,680,282       1,023         4.72       59,316      9.705      297.70         693       88.1
70,000.01 - 80,000.00 .........     60,380,260         924         4.70       65,347      9.559      297.25         696       87.3
80,000.01 - 90,000.00 .........     52,491,423         689         4.09       76,185      9.716      297.53         696       90.7
90,000.01 - 100,000.00 ........     84,283,203       1,081         6.56       77,968      9.544      297.67         696       86.6
100,000.01 - 125,000.00 .......    106,273,926       1,028         8.27      103,379      9.897      298.17         700       91.4
125,000.01 - 150,000.00 .......    115,070,875         933         8.96      123,334      9.876      297.93         697       88.6
150,000.01 - 175,000.00 .......     63,389,658         429         4.93      147,761      9.995      297.87         700       89.7
175,000.01 - 200,000.00 .......     99,546,598         624         7.75      159,530      9.810      297.55         704       83.7
200,000.01 - 225,000.00 .......     26,300,534         136         2.05      193,386      9.603      298.53         704       86.5
225,000.01 - 250,000.00 .......     43,746,577         223         3.40      196,173      9.126      297.99         714       84.5
250,000.01 - 275,000.00 .......     20,237,000          87         1.57      232,609      9.913      298.40         709       89.0
275,000.01 - 300,000.00 .......     26,736,140         102         2.08      262,119      9.556      297.42         698       83.2
300,000.01 - 325,000.00 .......     12,814,655          44         1.00      291,242     10.315      298.66         701       90.2
325,000.01 - 350,000.00 .......     21,729,819          71         1.69      306,054      9.447      297.43         707       85.4
350,000.01 - 375,000.00 .......     12,569,543          42         0.98      299,275      9.688      295.35         702       87.2
375,000.01 - 400,000.00 .......     19,031,343          56         1.48      339,845      9.526      298.82         707       83.9
400,000.01 - 425,000.00 .......      8,613,413          26         0.67      331,285      8.640      299.08         714       84.5
425,000.01 - 450,000.00 .......     14,029,888          35         1.09      400,854      8.684      295.03         722       83.0
450,000.01 - 475,000.00 .......      8,807,023          21         0.69      419,382      9.187      298.54         699       85.0
475,000.01 - 500,000.00 .......     37,210,993          88         2.90      422,852      8.983      296.68         709       79.2
500,000.01 - 525,000.00 .......      4,309,301          10         0.34      430,930      8.521      298.37         740       84.9
525,000.01 - 550,000.00 .......      9,647,439          22         0.75      438,520      9.859      297.64         717       85.5
550,000.01 - 575,000.00 .......      7,680,792          17         0.60      451,811     10.129      298.52         711       85.9
575,000.01 - 600,000.00 .......      7,502,127          15         0.58      500,142      9.044      298.40         732       81.7
600,000.01 - 625,000.00 .......      6,402,952          12         0.50      533,579      9.032      298.23         723       83.1
625,000.01 - 650,000.00 .......      9,849,190          18         0.77      547,177      9.443      298.72         720       81.2
650,000.01 - 675,000.00 .......      3,102,428           6         0.24      517,071     11.244      298.04         692       90.0
675,000.01 - 700,000.00 .......      6,248,846          11         0.49      568,077      8.396      298.87         721       84.7
700,000.01 - 725,000.00 .......      5,619,397          10         0.44      561,940      8.929      298.65         714       86.9
725,000.01 - 750,000.00 .......      8,509,440          13         0.66      654,572      9.208      297.69         711       81.7
750,000.01 - 775,000.00 .......      7,671,512          12         0.60      639,293      9.243      297.86         703       89.2
775,000.01 - 800,000.00 .......      5,881,219           8         0.46      735,152      9.187      297.64         723       83.4
825,000.01 - 850,000.00 .......      3,686,937           7         0.29      526,705     10.344      298.65         719       84.5
850,000.01 - 875,000.00 .......        960,000           2         0.07      480,000      9.000      298.90         753       72.1
875,000.01 - 900,000.00 .......      4,450,045           5         0.35      890,009      8.350      298.20         725       86.9
900,000.01 - 925,000.00 .......      4,570,941           5         0.36      914,188      8.722      298.40         694       78.7
925,000.01 - 950,000.00 .......      3,749,712           6         0.29      624,952      7.928      299.01         729       66.6
950,000.01 - 975,000.00 .......      3,829,927           5         0.30      765,985     10.284      298.15         707       79.4
975,000.01 - 1,000,000.00 .....     34,127,377          41         2.66      832,375      7.936      297.64         722       68.9
Greater than 1,000,000.00 .....     52,658,795          47         4.10    1,120,400      8.339      297.71         715       71.5
                                --------------   ---------  -----------
     Total...................   $1,284,969,730      14,533       100.00%
                                ==============   =========  ===========

      As of the Cut-off Date, the average credit limit of the cut-off mortgage loans in loan group 2 was approximately $103,282.


                                       18

                                             Lien Priority for the Group 2 Mortgage Loans

                                                                Percent                                                   Weighted
                                                                     of                Weighted    Weighted    Weighted    Average
                                     Aggregate                Aggregate      Average    Average     Average     Average   Combined
                                     Principal   Number of    Principal      Current      Gross   Remaining      Credit    Loan-to
                                       Balance    Mortgage      Balance    Principal   Mortgage        Term      Bureau      Value
Lien Priority                      Outstanding       Loans  Outstanding      Balance       Rate    (months)  Risk Score      Ratio
------------------------------- --------------   ---------  -----------   ----------   --------   ---------  ----------   --------

Second Liens .................. $1,284,969,730      14,533       100.00%  $   88,417      9.551%     297.43         703       85.6%
                                --------------   ---------  -----------
     Total...................   $1,284,969,730      14,533       100.00%
                                ==============   =========  ===========

                                           Delinquency Status for the Group 2 Mortgage Loans

                                                                Percent                                                   Weighted
                                                                     of                Weighted    Weighted    Weighted    Average
                                     Aggregate                Aggregate      Average    Average     Average     Average   Combined
                                     Principal   Number of    Principal      Current      Gross   Remaining      Credit    Loan-to
                                       Balance    Mortgage      Balance    Principal   Mortgage        Term      Bureau      Value
Delinquency Status                 Outstanding       Loans  Outstanding      Balance       Rate    (months)  Risk Score      Ratio
------------------------------- --------------   ---------  -----------   ----------   --------   ---------  ----------   --------

Current ....................... $1,284,969,730      14,533       100.00%  $   88,417      9.551%     297.43         703       85.6%
                                --------------   ---------  -----------
     Total...................   $1,284,969,730      14,533       100.00%
                                ==============   =========  ===========

                                            Origination Year for the Group 2 Mortgage Loans

                                                                Percent                                                   Weighted
                                                                     of                Weighted    Weighted    Weighted    Average
                                     Aggregate                Aggregate      Average    Average     Average     Average   Combined
                                     Principal   Number of    Principal      Current      Gross   Remaining      Credit    Loan-to
                                       Balance    Mortgage      Balance    Principal   Mortgage        Term      Bureau      Value
Origination Year                   Outstanding       Loans  Outstanding      Balance       Rate    (months)  Risk Score      Ratio
------------------------------- --------------   ---------  -----------   ----------   --------   ---------  ----------   --------

1997 .......................... $       13,684           1           (1)  $   13,684      8.000%     198.00         581       70.0%
1998 ..........................         32,027           4           (1)       8,007      8.811      203.99         711       81.6
1999 ..........................        373,562          18         0.03%      20,753      8.976      216.42         726       82.3
2000 ..........................      2,640,179          89         0.21       29,665      9.546      232.48         713       79.7
2001 ..........................      7,280,748         209         0.57       34,836      9.219      235.50         688       77.5
2002 ..........................      1,327,309          45         0.10       29,496      8.391      253.61         725       87.0
2003 ..........................      3,589,266         165         0.28       21,753      8.545      263.90         736       79.1
2004 ..........................     10,628,657         286         0.83       37,163      8.976      277.77         716       83.7
2005 ..........................     46,980,661         834         3.66       56,332      9.316      290.52         708       81.3
2006 ..........................  1,212,103,638      12,882        94.33       94,093      9.571      298.56         702       85.9
                                --------------   ---------  -----------
     Total...................   $1,284,969,730      14,533       100.00%
                                ==============   =========  ===========
--------------
(1)   Less than 0.01%

      Mortgage Loan Statistics
      ------------------------

      For purposes of this Form 8-K, "Tables" shall mean computer generated tables and/or charts describing the characteristics of the Mortgage Loans as of the applicable Cut-off Date. All percentages in the Tables were calculated based on the principal balance of the Mortgage Loans as of the Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.

Section 9.
----------

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
----        ------------------------------------------------------------------

            (a)   Not applicable.

            (b)   Not applicable.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     CWHEQ, INC.


                                                     By: /s/ Darren Bigby
                                                         ---------------------
                                                         Name:  Darren Bigby
                                                         Title: Vice President



Dated:  July 25, 2006